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                                                             EXHIBIT 10.3











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                       Progenics Pharmaceuticals, Inc.
                           1993 STOCK OPTION PLAN

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                       Progenics Pharmaceuticals, Inc.
                           1993 STOCK OPTION PLAN
                             TABLE OF CONTENTS


                                                                          Page
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

1.    PURPOSE ..............................................................1

2.    ADMINISTRATION OF THE PLAN ...........................................1

3.    OPTION SHARES ........................................................2

4.    AUTHORITY TO GRANT OPTIONS ...........................................2

5.    WRITTEN AGREEMENT ....................................................2

6.    ELIGIBILITY ..........................................................2

7.    OPTION PRICE .........................................................3

8.    DURATION OF OPTIONS ..................................................3

9.    AMOUNT EXERCISABLE ...................................................3

10.   EXERCISE OF OPTION ...................................................4

11.   NONTRANSFERABILITY OF OPTIONS ........................................5

12.   TERMINATION OF EMPLOYMENT OR INVOLVEMENT OF OPTIONEE WITH
      THE COMPANY ..........................................................5

13.   REQUIREMENTS OF LAW ..................................................5

14.   NO RIGHTS AS STOCKHOLDER .............................................6

15.   EMPLOYMENT OBLIGATION ................................................6

16.   FORFEITURE AS A REQUEST OF TERMINATION FOR CAUSE......................6

17.   CHANGES IN THE COMPANY'S CAPITAL STRUCTURE ...........................7

18.   AMENDMENT OR TERMINATION OF PLAN .....................................8

19.   REPURCHASE RIGHTS OF THE COMPANY .....................................8

20.   RESTRICTIONS ON TRANSFER OR DISPOSITION ..............................9

21.   EFFECTIVE DATE AND DURATION OF THE PLAN .............................11



                       Progenics Pharmaceuticals, Inc.
                           1993 STOCK OPTION PLAN


      1. PURPOSE

      The purpose of this 1993 Stock Option Plan (the "PLAN") is to encourage directors, consultants and key employees of Progenics Pharmaceuticals, Inc. (the "COMPANY") and its Subsidiaries (as hereinafter defined) to continue their association with the Company, by providing favorable opportunities for such persons to participate in the ownership of the Company and in its future growth through the granting of stock options, some of which, as specially designated under Section 4 hereof, are designed to qualify as incentive stock options ("ISO") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "CODE"). The term "SUBSIDIARY" as used in the Plan means a corporation of which the Company owns, directly or indirectly through an unbroken chain of ownership, fifty percent (50%) or more of the total combined voting power of all classes of stock.


      2. ADMINISTRATION OF THE PLAN

      a. The Plan shall be administered by a committee (the "COMMITTEE") consisting of those members of the Board of Directors of the Company who shall at any time and from time to time be serving as members of the Compensation Committee of the Board of Directors. The Committee shall select one of its members as Chairman and shall hold meetings at such times and places as it may determine. A majority of the Committee shall constitute a quorum and acts of the Committee at which a quorum is present, or acts reduced to or approved in writing by all the members of the Committee, shall be the valid acts of the Committee.

      b. The Committee may from time to time determine which key employees of the Company or any affiliate shall be granted Options under the Plan, whether the Options granted shall be incentive stock options or nonqualified stock options, the terms of the Options, and, subject to the provisions of Section 9, the number of shares which may be purchased under an Option granted to an optionee.

      c. The Committee shall report to the Board of Directors the names of the persons to whom Options are to be granted, the number of shares covered by each Option and the terms and conditions of each such Option.

      d. The Committee shall have the sole authority, in its absolute discretion, to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan; and to continue and interpret the Plan, the rules and regulations, and the instruments evidencing Options and loans granted under the Plan and to make all other determinations deemed necessary or advisable for the administration of the Plan. All decisions, determinations and interpretations of the Committee shall be binding on all optionees.

      The Plan shall be administered in such a manner as to permit those Options granted hereunder and specially designated under Section 4 hereof to qualify as "incentive stock options" as described in Section 422A of the Code.

      3. OPTION SHARES

      The stock subject to Options under the Plan shall be shares of the Company's common stock, par value $0.001 per share (the "STOCK"). The total amount of the Stock with respect to which Options may be granted shall not exceed in the aggregate 1,000,000 shares (the "OPTION POOL"); provided that such aggregate number of shares shall be subject to adjustment in accordance with the provisions of Section 17. In the event that any outstanding Option shall expire for any reason or shall terminate by reason of the death or severance of employment of the optionee, the surrender of any such Option, or any other cause, the shares of Stock allocable to the unexercised portion of such Option may again be subject to an option under the Plan.


      4. AUTHORITY TO GRANT OPTIONS

      The Compensation Committee may grant from time to time, to such eligible individuals as it shall from time to time determine, an Option or Options to buy a stated number of shares of Stock under the terms and conditions of the Plan, each of which Option or Options shall be designated at the time of grant either a nonqualified stock option ("NQO") or an ISO within the meaning of Section 422A of the Code. Subject only to any applicable limitations set forth elsewhere in the Plan, the number of shares of Stock to be covered by any Option shall be as determined by the Compensation Committee.


      5. WRITTEN AGREEMENT

      Options granted hereunder shall be embodied in written option agreements (which need not be identical) in such forms as the Compensation Committee may from time to time approve. Option agreements shall be subject to the terms and conditions prescribed herein and shall be signed by the optionee and by the President or any Vice President of the Company for and in the name and on behalf of the Company. Such an option agreement shall indicate whether the subject Option has been designated a nonqualified stock option or an incentive stock option. The written option agreement for any Option shall contain such provisions not inconsistent with this Plan as the Compensation Committee in its discretion shall deem advisable.


      6. ELIGIBILITY

      The individuals who shall be eligible for grant of Options under the Plan shall be key employees (including officers who may be members of the Board), directors who are not employees and other individuals who render services of special importance to the management, operation, or development of the Company or a Subsidiary, and who have contributed or may be expected to contribute materially to the success of the Company or a Subsidiary. Options designated ISOs shall not be granted to any individual who is not an employee of the Company or a Subsidiary.

      If required to insure compliance with Section 16 of the Securities Exchange Act of 1934 (the "EXCHANGE ACT"), the selection of a director as a participant and the number of shares for which an Option may be granted to such director shall be determined either (i) by the Board of Directors, of which a majority, as well as a majority of the directors acting in the matter, shall be "disinterested persons" (as hereinafter defined) or (ii) by, or only in accordance with, the recommendations of a committee of three or more persons having full authority to act in the matter, of which all members shall be "disinterested persons". For purposes of the Plan, a director or member of such committee shall be deemed to be "disinterested" only if such person qualifies as a "disinterested person" within the meaning of Rule 16b-3 under the Exchange Act, or any successor rule, as such term is interpreted from time to time.

      7. OPTION PRICE

      The price at which shares may be purchased pursuant to an Option shall be specified by the Compensation Committee at the time the Option is granted, but in the case of an ISO shall not be less than the fair market value of the shares of Stock on the date the Option is granted. For purposes of the Plan, the "fair market value" of a share of Stock at any particular date shall be determined according to the following rules: (i) if the Stock is not at the time listed or admitted to trading on a stock exchange, the fair market value shall be the mean between the lowest reported bid price and highest reported asked price of the Stock on the date in question in the over-the-counter market, as such prices are reported in a publication of general circulation selected by the Compensation Committee and regularly reporting the price of the Stock in such market; provided, however, that if the price of the Stock is not so reported, the fair market value shall be determined by the Compensation Committee, which may take into consideration (1) the price paid for the Stock in the most recent trade of a substantial number of shares known to the Compensation Committee to have occurred at arm's length between willing and knowledgeable investors, or (2) an appraisal by an independent party, or (3) any other method of valuation undertaken in good faith by the Compensation Committee or some or all of the above as the Compensation Committee shall in its discretion elect; or (ii) if the Stock is at the time listed or admitted to trading on any stock exchange, then the fair market value shall be the mean between the lowest and highest reported sale prices of the Stock on the date in question on the principal exchange on which the Stock is then listed or admitted to trading. If no reported sale of Stock takes place on the date in question on the principal exchange, then the reported closing asked price of the Stock on such date on the principal exchange shall be determinative of fair market value.

      In the case of any employee of the Company or a Subsidiary who owns, directly or indirectly, Stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any corporation which on the date of grant of an Option is a Subsidiary, the price at which shares may be so purchased pursuant to an ISO shall be not less than one hundred ten percent (110%) of the fair market value of the Stock on the date the Option is granted.


      8. DURATION OF OPTIONS

      The duration of any Option shall be specified by the Compensation Committee, but no Option designated an ISO shall be exercisable after the expiration of ten (10) years from the date such Option is granted; and no ISO granted to an employee of the Company or a Subsidiary who owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or a Subsidiary shall be exercisable after the expiration of five (5) years from the date such Option is granted. The Compensation Committee, in its discretion, may provide that an Option shall be exercisable during its entire duration or during any lesser period of time.


      9. AMOUNT EXERCISABLE

      Each Option may be exercised so long as it is valid and outstanding from time to time, in part or as a whole, in such manner and subject to such conditions as the Compensation Committee in its discretion may provide in the option agreement; provided, however, that ISO granted to an employee under the Plan (and any other incentive stock option plans of the Company and its Subsidiaries) shall not, in the aggregate, become exercisable for the first time in any one calendar year for shares of Stock with an aggregate fair market value (determined as of the respective date or dates of grant) of more than $100,000.

      10. EXERCISE OF OPTIONS

      Each Option may be exercised from time to time in such amounts as is provided in the option agreement by the delivery of written notice to the Company setting forth the number of shares with respect to which the Option is to be exercised, accompanied by payment of the option price of such shares, which payment shall be made, subject to the alternative provisions of this Section, in cash or by such cash equivalents, payable to the order of the Company in an amount in United States dollars equal to the option price of such shares, as the Compensation Committee in its discretion shall consider acceptable. Such notice shall be delivered in person to the Secretary of the Company or shall be sent by registered mail, return receipt requested, to the Secretary of the Company, in which case delivery shall be deemed made on the date such notice is deposited in the mail.

      Alternatively, payment of the option price may be made, in whole or in part, in shares of Stock owned by the optionee; provided, however, that the optionee may not make payment in shares of Stock that he acquired upon the earlier exercise of any ISO, unless he has held the shares until at least two
(2) years after the date the ISO was granted and at least one (1) year after the date the ISO was exercised. If payment is made in whole or in part in shares of Stock, then the optionee shall deliver to the Company in payment of the option price of the shares with respect of which such Option is exercised
(i) certificates registered in the name of such optionee representing a number of shares of Stock legally and beneficially owned by such optionee, free of all liens, claims and encumbrances of every kind and having a fair market value on the date of delivery of such notice equal to the option price of the shares with respect to which such Option is to be exercised, such certificates to be accompanied by stock powers duly endorsed in blank by the record holder of the shares represented by such certificates; and (ii) if the option price of the shares with respect to which such Option is to be exercised exceeds such fair market value, cash or such cash equivalents payable to the order to the Company, in an amount in United States dollars equal to the amount of such excess, as the Compensation Committee in its discretion shall consider acceptable. Notwithstanding the foregoing provisions of this Section, the Compensation Committee, in its sole discretion, may refuse to accept shares of Stock in payment of the option price of the shares with respect to which such Option is to be exercised and, in that event, any certificates representing shares of Stock which were delivered to the Company with such written notice shall be returned to such optionee together with notice by the Company to such optionee of the refusal of the Compensation Committee to accept such shares of Stock.

      Alternatively, if the option agreement so specifies, payment of the option price may be made in part by a promissory note executed by the optionee and collaterally secured by the Stock obtained upon exercise of the Option, providing for repayment at such time or times as the Compensation Committee shall specify; provided, however, (a) that such promissory note shall provide for repayment no later than five (5) years from the date of exercise and for interest at a rate not less than the "base" rate announced on the date of exercise by Chemical Bank, N.A., (b) that in any event an amount not less than the par value of the shares of Stock with respect to which the Option is being exercised must be paid in cash, cash equivalents, or shares of Stock in accordance with this Section and (c) the payment of such exercise price by promissory note does not violate any applicable laws or regulations, including, without limitation, margin lending rules. The decision as to whether to permit partial payment by a promissory note for Stock to be issued upon exercise of any Option granted shall rest entirely in the discretion of the Compensation Committee.

      As promptly as practicable after the receipt by the Company of (i) written notice from the optionee setting forth the number of shares with respect to which such Option is to be exercised and (ii) payment of the option price of such shares in the form required by the foregoing provisions of this Section, the Company shall cause to be delivered to such optionee certificates representing the number of shares with respect to which such Option has been so exercised.

      11. NONTRANSFERABILITY OF OPTIONS

      No Option shall be transferable by the optionee, either voluntarily or by operation of law, except by will or pursuant to the laws of descent and distribution. During the life of an optionee, an Option shall be exercisable only by such optionee. Notwithstanding the foregoing, to the extent permitted by applicable law and Rule 16b-3 of the Securities and Exchange Commission, the Committee may permit a recipient of a NQO to (a) designate in writing during the optionee's lifetime a beneficiary to receive and exercise the optionee's NQO in the event of such optionee's death or (b) transfer a NQO, subject, in each case to such conditions as the Committee may in its discretion impose, including, but not limited to, the agreement of the beneficiary or the transferee to be bound by the terms and conditions of the option agreement and this Plan.


      12. TERMINATION OF EMPLOYMENT OR INVOLVEMENT OF OPTIONEE WITH THE
COMPANY

      For purposes of this Section, employment by a Subsidiary shall be considered employment by the Company. NQOs shall be exercisable following an optionee's termination of employment or involvement with the Company to the extent provided below with respect to ISOs, unless otherwise set forth in the option agreement for such NQOs. Except as may be otherwise expressly provided herein, Options designated ISOs shall be exercisable after the optionee's termination of employment with the Company only within the period of three
(3) months after the date the optionee ceases to be in the employ of the Company, and only to the extent to which the optionee was entitled to exercise the Option immediately prior to the termination of his or her employment. If, before the date of expiration of the Option, the optionee shall be retired in good standing from the employ of the Company for reasons of age under the then established rules of the Company, the Option shall terminate on the earlier of such date of expiration or three (3) months after the date of such retirement. In the event of the death of the holder of an Option before the date of expiration of such Option and while in the employ of the Company or during the three (3) month period described in the preceding sentence, or in the event of the retirement of the optionee for reasons of disability (within the meaning of Section 22(e)(3) of the Code), such Option shall terminate on the earlier of such date of expiration or one
(1) year following the date of such death or retirement. After the death of the optionee, his or her executors, administrators or any persons to whom his or her Option may be transferred by will or by the laws of descent and distribution shall have the right at any time prior to such termination to exercise the Option to the extent to which the optionee was entitled to exercise the Option on the date of his or her death.

      Authorized leave of absence or absence on military or government service shall not constitute severance of the employment relationship between the Company and the optionee for purposes of the Plan, provided that either
(i) such absence is for a period of no more than ninety (90) days or (ii) the optionee's right to re-employment after such absence is guaranteed either by statute or by contract.

      For optionees who are not employees of the Company, options shall be exercisable for such periods following the termination of the optionee's involvement with the Company as may be set forth in the specific written option agreement with the optionee.

      13. REQUIREMENTS OF LAW

      The Company shall not be required to sell or issue any shares upon the exercise of any Option if the issuance of such shares shall constitute or result in a violation by the optionee or the Company of any provisions of any law, statute or regulation of any governmental authority. Specifically, in connection with the Securities Act of 1933, as amended (the "SECURITIES ACT"), upon exercise of any Option the Company shall not be required to issue such shares unless the Compensation Committee has received evidence satisfactory to it to the effect that the holder of such Option will not transfer such shares except pursuant to a registration statement in effect under the Securities Act or unless an opinion of counsel satisfactory to the Company has been received by the Company to the effect that such registration is not required. Any determination in this connection by the Compensation Committee shall be final, binding and conclusive. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulations of any governmental authority, including, without limitation, the Securities Act or applicable state securities laws.


      14. NO RIGHTS AS STOCKHOLDER

      No optionee shall have rights as a stockholder with respect to shares covered by his or her Option until the date of issuance of a stock certificate for such shares. Except as otherwise provided in Section 17, no adjustment for dividends or other rights shall be made if the record date therefor is prior to the date of issuance of such certificate.


      15. EMPLOYMENT OBLIGATION

      Nothing in this Plan nor the granting of any Option under this Plan shall (i) impose upon the Company or any Subsidiary any obligation to employ or continue to employ any optionee, or to engage or retain the services of any person, (ii) diminish or affect the right of the Company or any Subsidiary to terminate the employment or services of any person or (iii) affect the ability of the Company to increase or decrease the compensation of any person. The existence of any Option shall not be taken into account in determining any damages relating to termination of employment for any reason.


      16. FORFEITURE AS A RESULT OF TERMINATION FOR CAUSE

      Notwithstanding anything to the contrary in the Plan, if the Compensation Committee determines, after full consideration of the facts presented on behalf of both the Company and an optionee, that

      (a) the optionee has been engaged in fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his or her employment by or involvement with the Company or a Subsidiary, which damaged the Company or a Subsidiary, or has made unauthorized disclosure of trade secrets or other proprietary information of the Company or a Subsidiary or of a third party who has entrusted such information to the Company or a Subsidiary,

      (b) the optionee's employment or involvement was otherwise terminated for "cause", as defined in any employment agreement with the optionee, if applicable, or if there is no such agreement, as determined by the Compensation Committee, which may determine that "cause" includes among other matters the failure of the optionee to carry out his or her assigned duties diligently and in a manner satisfactory to the Company, then as of the date of such termination of the optionee's employment the optionee's right to exercise an Option shall terminate and the optionee shall forfeit all unexercised Options. If an optionee whose behavior the Company asserts falls within the provisions of (a) or (b) above attempts to exercise an Option prior to a decision of the Compensation Committee, the Company shall not be required to recognize such exercise until the Compensation Committee has made its decision; provided, however, if the Compensation Committee finds in favor of the optionee then the optionee will be deemed to have exercised such Options retroactively as of the date he or she originally gave written notice of his or her attempt to exercise. The decision of the Compensation Committee as to the cause of an optionee's discharge and the damage done to the Company or a Subsidiary shall be final, binding and conclusive. No decision of the Compensation Committee, however, shall affect in any manner the finality of the discharge of such optionee by the Company or a Subsidiary.


      17. CHANGES IN THE COMPANY'S CAPITAL STRUCTURE

      The existence of outstanding Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business or any merger or consolidation of the Company or any issue of bonds, debentures, preferred or preference stock, whether or not convertible into the Stock or other securities, ranking prior to the Stock or affecting the rights thereof, or warrants, rights or options to acquire the same, or the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business or any other corporate act or proceeding, whether of a similar character or otherwise.

      The number of shares of Stock in the Option Pool (less the number of shares theretofore delivered upon exercise of Options) and the number of shares of Stock covered by any outstanding Option and the price per share payable upon exercise thereof (provided that in no event shall the option price be less than the par value of such shares) shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Stock resulting from the subdivision, split, combination or consolidation of shares of Stock or any other capital adjustment, the payment of a Stock dividend or any other increase in such shares effected without receipt of consideration by the Company or any other decrease therein effected without a distribution of cash or property in connection therewith, provided, however, that no adjustment shall be made that would constitute a modification as defined in Section 424(h)(3) of the Code.

      In the event the Company merges or consolidates with one or more corporations and the Company is the surviving corporation, thereafter upon any exercise of an Option, the holder thereof shall be entitled to purchase in lieu of the number of shares of Stock as to which the Option shall then be exercisable, the number and class of shares of stock and securities to which the holder would have been entitled pursuant to the terms of the agreement of merger or consolidation if immediately prior to such merger or consolidation, the holder had been the holder of record of shares of Stock as to which the Option is then exercisable.

      In the event the Company merges or consolidates with a wholly-owned subsidiary for the purpose of reincorporating itself under the laws of another jurisdiction, the optionees will be entitled to acquire shares of the common stock of the reincorporated Company upon the same terms and conditions as were in effect immediately prior to such reincorporation (unless such reincorporation involves a change in the number of shares, in which case proportional adjustments shall be made as provided above) and the Plan, unless otherwise rescinded by the Board, will remain the Plan of the reincorporated Company.

      Except as otherwise provided in the preceding paragraph, if the Company is merged into or consolidated with another corporation under circumstances where the Company is not the surviving corporation, or in other circumstances in which the Board in its discretion deems it appropriate for the provisions of this paragraph to apply, or if the Company is liquidated or sells or otherwise disposes of all or substantially all of its assets to another corporation while unexercised Options remain outstanding under the Plan, (i) subject to the provisions of clause (iii) below, after the effective date of such merger, consolidation or sale, as the case may be, each holder of an outstanding Option shall be entitled, upon exercise of such Option, to receive in lieu of shares of Stock, shares of such stock or other securities as the holders of shares of Stock received pursuant to the terms of the merger, consolidation or sale; (ii) the Board may waive any limitations imposed pursuant to Section 9 (even if the effect of such waiver is to disqualify the option as an ISO) or Section 19 or Section 20 so that all Options from and after a date prior to the effective date of such merger, consolidation, liquidation or sale, as the case may be, specified by the Board, shall be exercisable in full; and (iii) all outstanding Options may be canceled by the Board as of the effective date of any such merger, consolidation, liquidation or sale provided that notice of such cancellation shall be given to each holder of an Option not less than thirty (30) days preceding the effective date of such merger, consolidation, liquidation, sale or disposition and provided that the Board may in its sole discretion waive any limitations imposed pursuant to Section 9 (even if the effect of such waiver is to disqualify the option as an ISO) or Section 19 or Section 20 with respect to any Option so that such Option shall be exercisable in full or in part, as the Board may determine, during such thirty (30) day period.

      Except as expressly provided herein, the issue by the Company of shares of Stock or other securities of any class or securities convertible into or exchangeable or exercisable for shares of Stock or other securities of any class for cash or property or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number, class or price of shares of Stock then subject to outstanding Options.


      18. AMENDMENT OR TERMINATION OF PLAN

      The Board may modify, revise or terminate the Plan at any time and from time to time; provided, however, that without the further approval of the holders of at least a majority of the outstanding shares of Stock, the Board may not (i) materially increase the benefits accruing to optionees under the Plan or make any "modifications" as that term is defined under Section 424(h)(3) (or its successor) of the Code if such increase in benefits or modifications would adversely affect (a) the availability to the Plan of the protections of Section 16(b) of the Securities Exchange Act of 1934, if applicable to the Company, or (b) the qualification of the Plan or any Options for ISO treatment under Section 422 of the Code; (ii) change the aggregate number of shares of Stock which may be issued under Options pursuant to the provisions of the Plan; (iii) reduce the option price at which ISOs may be granted to an amount less than the fair market value per share at the time the Option is granted; or (iv) change the class of persons eligible to receive ISOs. Notwithstanding the preceding sentence, the Board of Directors and/or the Compensation Committee shall in all events have the power to make such changes in the Plan and in the regulations and administrative provisions hereunder or in any outstanding Option as, in the opinion of counsel for the Company, may be necessary or appropriate from time to time to enable any Option granted pursuant to the Plan to qualify as an ISO or such other stock option as may be defined under the Code, as amended from time to time, so as to receive preferential federal income tax treatment. The termination or any modification or amendment of the Plan shall not, without the consent of any optionee, affect his or her rights under an Option previously granted to him or her. With the consent of the optionee affected, the Board of Directors may amend outstanding option agreements in a manner not inconsistent with the Plan.


      19. REPURCHASE RIGHTS OF THE COMPANY

      REPURCHASE RIGHTS. For a period of ten (10) years following the termination for any reason of an optionee's employment or active involvement with the Company as determined by the Board of Directors (hereinafter, the optionee's "RELATIONSHIP") the Company shall have the right to repurchase from such optionee any or all shares of Stock of the Company held by the optionee and/or any or all of the vested but unexercised portion of any Option granted under the Plan to such optionee (the "OPTION RIGHTS"). The Company's right of repurchase shall be exercised by the Company by giving written notice to such optionee within such ten (10) year period (the "REPURCHASE NOTICE"). The per share purchase price for the Stock (the "STOCK PRICE") shall equal the greater of:

         (a) Five (5) times earnings per share of the Company over the four fiscal quarters most recently completed as of the date of the Repurchase Notice is given, as determined in accordance with the generally accepted accounting principles used by the Company in the preparation of its financial reports, and

         (b) The Weighted Average Selling Price of the Company stock over the twenty-four (24) month period ending with the calendar month-end coinciding with or immediately preceding the date the Repurchase Notice is given. As used herein the term "WEIGHTED AVERAGE SELLING PRICE" shall mean the price per share obtained by dividing (x) the aggregate consideration received by the Company or any stockholder of the Company for any shares of the Company issued or sold by such person by (y) the number of shares of the Company stock so sold.

               Sales of securities convertible into or exercisable for the Company stock shall be considered in determining the Weighted Average Selling Price and the Board of Directors' good faith determination as to the consideration received and number of shares involved shall be binding.


      The purchase price for the Option Rights shall equal the difference between (x) the Stock Price multiplied by the number of shares into which the Option is exercisable, and (y) the total exercise price for the Option being repurchased, all as determined as of the date the Repurchase Notice is given.

      The purchase price for the Stock and Option Rights shall be paid in cash as to at least 25% of the purchase price with the balance being paid by the issuance of a Company Note (as hereafter defined).

      The closing of a purchase and sale of Stock and Option Rights pursuant hereto shall take place at the principal executive offices of the Company on the thirtieth (30th) day following the exercise by the Company of its repurchase rights (unless another time is mutually agreed upon), at which time the optionee shall deliver the stock certificate(s) and option certificate(s) representing the Stock and Option Rights so sold (duly endorsed or accompanied by a duly executed stock power or assignment to effect transfer of ownership to the purchaser or purchasers on the records of the Company) against the optionee's receipt of payment of the purchase price for the Stock and Option Rights being purchased.

      Unless an optionee's option agreement specifically provides to the contrary, or an optionee has entered into an employment, stockholder or other agreement with the Company which provides for the repurchase of options or stock in the event such optionee's employment or involvement with the Company terminates, the provisions of this Section 19 shall apply to each Option granted under the Plan and to the shares of Stock acquired on exercise thereof.


      20. RESTRICTIONS ON TRANSFER OR DISPOSITION

      Unless an optionee's option agreement specifically provides to the contrary, the provisions of this Section 20 shall apply to each Option granted under the Plan and to the shares of Stock acquired on exercise thereof (the "OPTION STOCK").

      (a) RIGHT OF FIRST REFUSAL ON DISPOSITIONS BY OPTIONEE. An optionee may not sell, assign, transfer or otherwise dispose of any Unvested Stock (as defined below) without the prior written approval of the Company. In the event an optionee proposes to sell, assign, transfer or otherwise dispose of any or all of his Vested Stock (as defined below), or with the Company's written approval, Unvested Stock, the optionee will notify in writing (the "NOTIFICATION") the Company of the optionee's intention to do so, specifying the number of shares of Option Stock proposed to be transferred (the "OFFERED


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SHARES"), the name of the person or persons to whom the optionee proposes to transfer the Offered Shares (or if no particular purchaser is identified, then the general class of persons to whom he proposes to transfer the Offered Shares), and a price per share which shall be the minimum price at which he proposes to effect the transfer (the "MINIMUM PRICE"). The Notification shall contain a copy or recitation of all the terms and conditions of the proposed transfer of the Offered Shares at the Minimum Price to such person or persons (or class of persons) and an undertaking that a condition of such transfer shall be the agreement of each transferee to be bound by and be deemed to be an optionee for the purposes of this Plan. The Notification shall offer to sell to the Company the Offered Shares, free and clear of any liens or encumbrances in favor of third persons, at (a) in the case of Vested Stock, the Minimum Price and (b) in the case of Unvested Stock, the price the optionee acquired the Offered Shares, adjusted for all splits, stock dividends and similar adjustments (the "ACQUISITION PRICE").

      The Company shall act upon the offer of the optionee by giving written notice (the "COMPANY'S NOTICE") to the optionee setting forth the Company's intention as to any or all of the Offered Shares. The Company's Notice shall be given as soon as practicable after receipt of the Notification, and in all events within thirty (30) days after such receipt, such thirty (30) day period being herein referred to as the "COMPANY'S ACCEPTANCE PERIOD."

      In the event the Company shall elect to purchase or acquire any of the Offered Shares, written notice to the optionee of such election to purchase or so acquire any of the Offered Shares shall, when taken in conjunction with the Notification, be deemed to constitute a valid and legally binding purchase and sale agreement as to those Offered Shares.

      If the Company fails to accept the offer to sell all of the Offered Shares, the optionee shall be free to proceed to sell all but not less than all of the remaining Offered Shares to the person or persons (or class of persons) specified in the Notification at not less than the Minimum Price. If the optionee fails to complete his proposed sale within a period of ninety
(90) days after the date of the Notification, then the Offered Shares shall once again be subject to the requirement of a prior offer pursuant to the provisions of this Section.

      The closing of a purchase and sale of Offered Shares pursuant hereto shall take place at the principal executive offices of the Company on the ninetieth (90th) day following the date of the Notification unless another time is mutually agreed upon, at which time the optionee shall deliver the stock certificate or certificates representing the Offered Shares so sold (duly endorsed or accompanied by a duly executed stock power or assignment to effect transfer of ownership to the purchaser or purchasers on the records of the Company) against the optionee's receipt of payment in cash (by certified check, bank cashier's check or wire transfer).

      (b) INVOLUNTARY DISPOSITION. It is the intent of the Company that any involuntary disposition of the shares of Option Stock of the Company owned by an optionee and still subject to the restrictions under Section 20 of this Plan, including dispositions pursuant to a divorce or separation proceeding or any other judicial proceeding, be subject to the prior rights of the Company hereunder and that any such disposition be deemed to be an offer to sell to the Company (a) all shares of Unvested Stock at the Acquisition Price and (b) all shares of Vested Stock at the Repurchase Price.

      The Company shall act upon the deemed offer under this Section within the time periods and following the procedures set forth in Section 20(a), with the date of the deemed offer being the later of the date of the Company's receipt of written notice setting forth the existence of such an involuntary disposition event and the date of such involuntary disposition event, such later date being the date of Notification for the purpose of
Section 20(a).


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

      (c) DEATH OF AN OPTIONEE. In the event of the death of an optionee he will be deemed to have voluntarily terminated his Relationship with the Company and to have offered to sell to the Company all of his Unvested Stock at the Acquisition Price.

      The Company shall act upon the deemed offer of a deceased optionee as soon as practicable after the death of the optionee and in any event within ninety (90) days. If the Company fails to accept the offer to sell all of a deceased optionee's shares, the representative of the deceased optionee may proceed to sell, distribute or otherwise dispose of said shares, subject to the other provisions of this Plan.

      (d) DISABILITY OF AN OPTIONEE. In the event of the disability of an optionee which materially prevents the optionee from performing his work for the Company, he will be deemed to have voluntarily terminated his Relationship with the Company and to have offered to sell to the Company all of his Unvested Stock at the Acquisition Price.

      The Company shall act upon the offer of a disabled optionee as soon as practicable after such disability of the optionee and in any event within ninety (90) days. If the Company fails to accept the offer to sell all of a disabled optionee's shares, the disabled optionee or representative of the disabled optionee may proceed to sell, distribute or otherwise dispose of said shares, subject to the other provisions of this Plan.

      (e) CERTAIN DEFINITIONS.

      REPURCHASE PRICE. As used herein the term "REPURCHASE PRICE" shall mean the fair market value of a share of Stock as determined in good faith by a majority of the disinterested members of the Board of Directors of the Company. In making their determination of fair market value of a share of Stock the Directors will not take into account that the Stock may be illiquid or may constitute a minority interest in the Company.

      COMPANY NOTE. The term "COMPANY NOTE" shall mean a promissory note of the Company having a maturity of no more than five (5) years, with equal annual principal payments and bearing interest on the same terms as the Company is required to pay under its bank loans from its primary lending bank, or, if it is not then a borrower, on the same terms as it last was required to pay on such borrowings or, if it has not been a borrower within the prior twelve months, at an annual rate equal to the prime or base commercial lending rate announced by Chemical Bank, N.A. on the date of the note plus one percent (1%) per annum. The note shall provide that if interest is not paid on a due date, the accrued interest shall be added to the principal of the note as of such due date. The note shall provide for prepayment without penalty of principal and interest in whole or in part at any time.

      As used herein, the term "VESTED STOCK" shall mean and include for any optionee at any time the meaning set forth in the applicable written option agreement for the Option Stock to which it applies. The term "UNVESTED STOCK" shall mean and include for any optionee at any time the number of shares of Option Stock which are not Vested Stock.

      (f) PERMITTED TRANSFERS; LIFTING OF RESTRICTIONS. The provisions of
Section 20 shall not apply to any proposed sale, assignment, transfer or other disposition of Vested Stock pursuant to a registration statement filed by the Company pursuant to the Securities Act of 1933, as amended (a "Public Offering")

      (g) SECURITIES LAWS; TRANSFERS IN VIOLATION OF PLAN. Notwithstanding any other provision of this Plan the Company may refuse to permit transfer of the Offered Shares if in the opinion of its legal counsel such transfer would violate securities laws or subject the Company to liability thereunder. Any sale, transfer, pledge or other disposition of shares of Stock which is not in accordance with the provisions of this Section 20 shall be void and of no effect and shall not be recognized by the Company.


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


      21. EFFECTIVE DATE AND DURATION OF THE PLAN

      The Plan shall become effective and shall be deemed to have been adopted on December 2, 1993 subject only to ratification by the holders of at least a majority of the outstanding shares of Stock within twelve (12) months after such date. Unless the Plan shall have terminated earlier, the Plan shall terminate on the tenth (10th) anniversary of its effective date, and no Option shall be granted pursuant to the Plan after the day preceding the tenth (10th) anniversary of its effective date.




















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